Exhibit 99.1

Epstein Weber & Conover, PLC	8950 E. Raintree Dr., Suite 200
Certified Public Accountants	Scottsdale, AZ 85260
Phone 480-444-3424
Fax 480-444-3423

March 23, 2007

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.c. 20549

Dear Sirs/Madams:

This letter is delivered by Epstein, Weber & Conover, PLC in connection with the filing by Global Aircraft Solutions, Inc. with the Securities and Exchange Commission of a Current Report on Form 8-K dated March 23, 2007.

We have reviewed the contents of paragraph (a) of Item 4.01 of such Current Report on Form 8-K and agree with the statements contained therein.

Very truly yours,

/s/  Epstein, Weber & Conover, PLC